UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 26, 2006
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
(Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 26, 2006, Nicor Inc. issued a press release announcing the establishment of a syndicated revolving credit facility. The new facility is a $400 million, 210-day seasonal revolver expiring in May 2007, available to Northern Illinois Gas Company, the gas distribution subsidiary of Nicor Inc. The new facility replaces a similar revolver that expired in April 2006.

The new facility included a total of 13 lenders and was arranged by J.P. Morgan Securities Inc. and ABN AMRO Incorporated.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

The following is filed as an exhibit to this report:

99.1 Press release of Nicor Inc. issued October 26, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date  October 26, 2006                  /s/ PAUL C. GRACEY, JR
                       Paul C. Gracey, Jr.
Senior Vice President, General Counsel and
Secretary

Exhibit Index

    Exhibit
   Number              Description of Document

99.1   Press release of Nicor Inc. issued October 26, 2006.